RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of September, 2005, by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation (“Thornburg” or the “Seller”), and WELLS FARGO BANK, N.A., (successor by merger to Wells Fargo Home Mortgage, Inc.) as servicer (the “Servicer”), and acknowledged by WELLS FARGO BANK, N.A., as master servicer (the “Master Servicer”), and LASALLE BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”) on behalf of the Trust defined below, recites and provides as follows:

RECITALS

WHEREAS, the Seller has conveyed certain mortgage loans identified on Schedule I hereto (the “Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Mortgage Loans to Thornburg Mortgage Securities Trust 2005-3 (the “Trust”), under a trust agreement dated as of September 1, 2005 (the “Trust Agreement”), among the Trustee, the Master Servicer, Wells Fargo Bank, N.A., as securities administrator, SASCO, as depositor (referred to herein as the “Depositor”), Wilmington Trust Company, as Delaware trustee, and the Seller;

WHEREAS, the Mortgage Loans will be serviced by the Servicer pursuant to the Seller’s Warranties and Servicing Agreement between the Seller and the Servicer dated as of February 1, 2004 (the “Servicing Agreement”), a copy of which is attached as Exhibit B hereto;

WHEREAS, the Mortgage Loans were purchased by Lehman Brothers Bank, FSB (“LBB”) from the Servicer pursuant to a Seller’s Warranties and Servicing Agreement between LBB and the Servicer dated as of September 1, 2005 (the “Sale Agreement”), a copy of which is attached as Exhibit C hereto;

WHEREAS, the Mortgage Loans were purchased by Lehman Brothers Holding Inc. (“LBH”) from LBB pursuant to an Assignment, Assumption and Recognition Agreement between LBH and LBB dated September 30, 2005, a copy of which is attached as Exhibit D hereto;

WHEREAS, the Mortgage Loans were purchased by the Seller from LBH pursuant to an Assignment, Assumption and Recognition Agreement between the Seller and LBH dated September 30, 2005, a copy of which is attached as Exhibit E hereto;

WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans in accordance with the Servicing Agreement, and the Servicer has agreed to do so, subject to the rights of the Seller to terminate the rights and obligations of the Servicer hereunder without cause but subject to the other conditions set forth herein;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default by the Servicer under this Agreement;

WHEREAS, the Seller and the Servicer desire that the provisions of the Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, and any provisions of the Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

2.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Section 4.05 and 5.01 of the Servicing Agreement, the remittance on October 18, 2005 to the Trust is to include principal due after September 1, 2005 (the “Trust Cut-off Date”) plus interest at the Mortgage Loan Remittance Rate due on the related Due Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date.

3.

Servicing.  The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee, which is acting on behalf of the Trust, the owner of the Mortgage Loans, shall have the same rights as the Purchaser under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term “Purchaser” as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement or upon an Event of Default, as provided in Article X of the Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under the Servicing Agreement; and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

5.

Representations.  Neither the Servicer nor the Master Servicer shall be obligated or required to make any further representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates pursuant thereto.  Notwithstanding anything to the contrary, the representations set forth in Section 3.02 of the Sale Agreement shall remain in full force and effect as of the Closing Date (as defined in the Sale Agreement).  Further, the representations made in Section 3.01 of the Sale Agreement shall be deemed to be made as of the date of this Agreement.

6.

Notices.  All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.  All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland  21045-1951

Attention:  Master Servicing Department, Thornburg 2005-3

Telephone: (410) 884-2000

Telecopier: (410) 715-2380

All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA# 121-000-248

Account No. 3970771416

Account Name: SAS Clearing

FFC:  17196600, Thornburg 2005-3

All notices and other written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

LaSalle Bank National Association

135 South LaSalle Street, Suite 1625

Chicago, IL 60603

Attention: Thornburg 2005-3

Telephone:  (312) 992-1743

Facsimile:  (312) 904-1368

All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

Thornburg Mortgage Home Loans, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico  87501

Attention: Deborah J. Burns (Thornburg 2005-3)

Telephone: (505) 954-5315

Facsimile:  (505) 954-5300

All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Wells Fargo Bank, N.A.

1 Home Campus

Des Moines, IA  50328-0001

Attention: John B. Brown, MAC X2401-042

With a copy to:

Wells Fargo Bank, N.A.

1 Home Campus

Des Moines, IA  50328-0001

Attention: Legal Department, MAC X2401-06T

7.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES EXCEPT FOR SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WHICH SHALL APPLY HERETO.

8.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

9.

Reconstitution.  The Seller and the Servicer agree that this Agreement is a “Reconstitution Agreement” and that the date hereof is the “Reconstitution Date,” each as defined in the Sale Agreement.

10.

REMIC Status.  The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

11.

Limitation of Liability:  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Trustee , not individually or personally but solely as the Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trustee are made and intended not as personal representations, undertakings and agreements by Trustee but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Trustee, individually or personally, to perform any covenant either expressly or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Trustee be personally liable for payment of any indemnity, indebtedness, fees or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by or on behalf of the Trust under this Agreement.

Executed as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS, INC.,
as Seller

By: /s/ Deborah J. Burns

Deborah J. Burns

Senior Vice President

WELLS FARGO BANK, N.A.,

as Servicer

By:       /s/ Patrick Greene

Name: Patrick Greene

Title:   Senior Vice President

Acknowledged By:

WELLS FARGO BANK, N.A.

as Master Servicer

By: /s/ Peter A. Gobell

Name: Peter A. Gobell

Title:   Vice President

LASALLE BANK NATIONAL ASSOCIATION,

as Trustee on behalf of Thornburg Mortgage Securities Trust 2005-3

By:      /s/ Christopher Lewis

Name: Christopher Lewis

Title:   Assistant Vice President

EXHIBIT A

Modifications to the Servicing Agreement

1.

Unless otherwise specified herein, any provisions of the Servicing Agreement, including definitions relating to (i) Pass-Through Transfers and Whole Loan Transfers and (ii) except with respect to Article III, Closing Date, shall be disregarded for the purposes of this Agreement.  Further, the following provisions of the Servicing Agreement shall be inapplicable to this Agreement: Article II (Conveyance of Mortgage Loans; Possession of Mortgage Files; Books and Records; Custodial Agreement; Delivery of Documents), Section 3.01 (Company Representations and Warranties), Section 3.02 (Representations and Warranties Regarding Individual Mortgage Loans), Section 3.04 (First Payment Default), Section 4.21 (Designation of a Master Servicer) and Section 7.02 (Financial Statements; Servicing Facility).

2.

A new definition of “Document Transfer Event” is hereby added to Article I to read as follow:

Document Transfer Event.  The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior, unsecured long-term debt rating of Wells Fargo Home Mortgage, a division of Wells Fargo Bank, N.A., is less than “BBB-” by Fitch Ratings or (iii) any Rating Agency requires the Company to deliver the Retained Mortgage Files (as defined in the Sale Agreement) to the Custodian.

3.

A new definition of “Non-MERS Mortgage Loans” is hereby added to Article I to read as follows:

Non-MERS Mortgage Loans:  Any Mortgage Loan other than a MERS Mortgage Loan.

4.

The definition of “Business Day” in Article 1 is hereby amended as follows:

Business Day:  Any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of California, Delaware, New York, Maryland, Minnesota, Illinois or Iowa are authorized or obligated by law or executive order to be closed.

5.

Section 2.02 (Books and Records; Transfers of Mortgage Loans) is hereby amended by adding the following paragraph as the last paragraph of such section:

Only if so requested by the Seller, the Servicer, at Seller’s expense, shall cause to be properly prepared and recorded an Assignment of Mortgage in favor of the Trust with respect to each Non-MERS Mortgage Loan in each public recording office where such Non-MERS Mortgage Loans are recorded, as soon as practicable after the Closing Date (but in no event more than 120 days thereafter to the extent delays are caused by the applicable recording office).

6.

The definition of “Escrow Account” in Article 1 is hereby amended as follows:

Escrow Account:  The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled “Wells Fargo Bank, N.A., as Servicer, in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2005-3.

7.

The definition of “Qualified Substitute Mortgage Loan” in Article 1 is hereby amended by the addition of the following language at the end of the first sentence thereof:

and (vi) qualify as a Substitute Mortgage Loan under the Trust Agreement.

8.

Section 3.03 (Repurchase) is hereby amended to change the reference to the word “Purchaser” to the phrase “the Master Servicer, the Trustee and the Trust” in each instance.

9.

Section 4.01 (Company to Act as Servicer) is hereby amended by (i) replacing the first use of the word “Purchaser” in the first sentence of the second paragraph with the word “Trust,” (ii) deleting the language “and the Company has obtained the prior written consent of the Purchaser” from the first sentence of the second paragraph, (iii) replacing the word “Purchaser” in the second to last sentence of the second paragraph with the word “Trustee,” (iv) deleting the last sentence of the second paragraph and replacing it with, “If reasonably required by the Company, the Master Servicer shall obtain from the Trustee and furnish to the Company any powers of attorney or other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement,” and (v) replacing the word “Purchaser” in the last paragraph with the word “Trust.”

10.

Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by (i) replacing the word “Purchaser” in the first and last sentences of the first paragraph with the word “Trust” and (ii) deleting the third and fourth paragraphs in their entirety and replacing them with the following:

Notwithstanding anything to the contrary contained in this Section 4.02 or in Section 4.16, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Company.  Upon completion of the inspection, the Company shall provide the Master Servicer with a written report of such environmental inspection.  In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Company shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure without the consent of the Master Servicer.  In the event that the environmental inspection report is inconclusive as to whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Company shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure without the consent of the Master Servicer.  The Company shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

11.

Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended by deleting the language “Wells Fargo Home Mortgage, Inc. in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I” in the first paragraph and replacing it with the phrase “Wells Fargo Bank, N.A. in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2005-3.”

12.

Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by deleting clause (ii) and replacing it with the following:

to reimburse itself for each unreimbursed Monthly Advance provided, that with respect to any Mortgage Loan the Company’s right to reimbursement shall be limited to the funds collected by the Company from the related Mortgagor or any other Person, including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income.  The Company’s right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Trust; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company’s right thereto shall be prior to the rights of the Trust;

13.

Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the language “Wells Fargo Home Mortgage, Inc. in trust for the Purchaser and/or subsequent purchasers Mortgage Loans, and various Mortgagors-T & I” in the first paragraph and replacing it with the phrase “Wells Fargo Bank, N.A. in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2005-3.”

14.

Section 4.15 (Maintenance of PMI Policy; Claims) is hereby amended by replacing the word “Purchaser” in the second line of the second paragraph with the phrase “Trustee and the Trust.”

15.

Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by:

(i)

deleting the first paragraph and replacing it with the following:

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust.

(ii)

by replacing the third paragraph of such section by the following:

The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Company determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Company shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.

(iii)

replacing the first use of the word “Purchaser” in the first sentence of the fifth paragraph with the word “Trust.”

16.

Section 4.25 (Delivery of Retained File) is added to the Servicing Agreement to read as follows:

Within 60 days of the occurrence of a Document Transfer Event, the Company shall deliver to the Trustee or any other party per written instructions from the Trustee, the additional documents from its Retained Mortgage File (as defined in the Sale Agreement).

17.

Section 5.02 (Statements to Purchaser) is amended by (i) inserting the phrase “, including information as agreed upon by the Company and the Master Servicer, and” after the words “monthly remittance advice” and (ii) adding the following paragraph to the end of this Section:

Company agrees to use the reporting formats attached hereto as Exhibit F or other reporting formats mutually agreed to by the Company and Master Servicer.

18.

Section 6.02 (Satisfaction of Mortgages and Release of Mortgage Files) is hereby amended by (i) adding the phrase “from the Trustee” at the end of the first paragraph, (ii) replacing the first use of the word “Purchaser” in the first sentence of the second paragraph with the word “Trust” and (iii) replacing the second and third uses of the word “Purchaser” in the first sentence of the second paragraph with the word “Trustee.”

19.

Section 8.01 (Indemnification; Third Party Claims) is hereby amended by (i) replacing the word “Purchaser” in the first three sentences with the phrase “Master Servicer, the Trustee and the Trust” in each instance and (ii) replacing the word “Purchaser” in the last sentence with the word “Trust.”

20.

Section 8.02 (Merger or Consolidation of the Company) is hereby amended by replacing the word “Purchaser” in the last line of the second paragraph with the phrase “Master Servicer and the Trustee.”

21.

Section 8.03 (Limitation on Liability of Company and Others) is hereby amended by (i) replacing the word “Purchaser” on the second line thereof with the phrase “the Master Servicer, the Trustee or the Trust,” and (ii) replacing the word “Purchaser” in the last sentence thereof with the word “Trust.”

22.

Section 8.04 (Limitation on Resignation and Assignment by Company) is hereby amended by (i) replacing the first use of the word “Purchaser” with the word “Trust” and (ii) inserting the phrase “(other than pursuant to Section 4.01)” after “duties hereunder” in the first and third paragraphs.

23.

 Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement) is hereby deleted in its entirety.

24.

Section 10.01 (Events of Default) is hereby amended by (i) replacing the first use of the word “Purchaser” in the first paragraph following subsection (ix) with the words “Master Servicer or the Trustee,” and (ii) replacing the word “Purchaser” in the second paragraph following subsection (ix) with the words “Master Servicer or the Trustee” in each instance.

25.

Section 11.01 (Termination) is hereby amended by replacing the word “Purchaser” in clause (ii) with the phrase “Trustee (at the direction of the requisite percentage Certificateholders, in accordance with the Trust Agreement), provided such termination is also acceptable to the Master Servicer.”

26.

Section 11.02 (Termination Without Cause) is hereby amended by replacing the word “Purchaser” with the word “Trust” in each instance in the second paragraph.

27.

Section 12.01 (Successor to Company) is hereby amended by:

(i)

replacing the words “Prior to” with the word “Upon” in the first line of the first paragraph thereto.

(ii)

changing the word “Purchaser” in the second line of the first paragraph to the word “Master Servicer” and by adding the phrase ,” in accordance with the Trust Agreement,” after the word “shall” in the second line of the first paragraph thereto.

(iii)

adding the following sentence immediately after the first sentence of the first paragraph:

Any successor to the Company shall be subject to the approval of the Master Servicer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

(iv)

replacing the word “Purchaser” in the last sentence of the first paragraph with the phrase “Master Servicer or the Trustee.”

(v)

replacing the word “Purchaser” in the second line of the second paragraph with the phrase “Master Servicer and the Trustee.”

(vi)

replacing the word “Purchaser” in the eighth line of the second paragraph with the phrase “Master Servicer, Trustee or Trust.”

(vii)

adding the following paragraph after the fourth paragraph thereof:

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing due to an Event of Default under Section 10.01, including, without limitation, the costs and expenses of the Master Servicer or any other Person, including the Trustee, in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Mortgage Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Company from its own funds without reimbursement.

28.

Section 12.02 (Amendment) is hereby amended by replacing the word “Purchaser” with the phrase “Master Servicer and acknowledged by the Trustee on behalf of the Trust.”

29.

New Section 12.13 (Intended Third Party Beneficiaries) is added to the Servicing Agreement to read as follows:

Section 12.13.  Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, on behalf of the Trust, receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions.  The Company shall have the same obligations to the Trustee as if it were a party to this Agreement, and the Trustee, on behalf of the Trust, shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement.  The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Trust Agreement.

EXHIBIT B

Servicing Agreement

EXHIBIT C

Sale Agreement

EXHIBIT D

Assignment, Assumption and Recognition Agreement
(Lehman Brothers Bank, FSB to Lehman Brothers Holdings, Inc.)

EXHIBIT E

Assignment, Assumption and Recognition Agreement
(Lehman Brothers Holdings, Inc. to Thornburg Mortgage Home Loans, Inc.)

EXHIBIT F

Reporting Formats

SCHEDULE I

Mortgage Loan Schedule

(delivered to the Trustee in electronic format)